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                                                                    EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT

The Board of Directors
Exactis.com, Inc.:


     We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG LLP

/s/  KPMG LLP

Denver, Colorado

November 22, 1999